Notes to the Consolidated Schedule of Investments

Portfolio Valuation

AIP Alternative Lending Fund A (the “Fund”) invests, through MPLI Capital Holdings, a wholly-owned subsidiary trust of the Fund, in alternative lending assets that generate interest or other income streams, which includes loans originated through non-traditional, or alternative, lending platforms (“Platforms”) (“Loans”) or alternative lending securities that provide the Fund with exposure to such instruments (“Securities”), collectively referred to as (“Investments”), as determined by the Fund’s investment adviser (the “Adviser”). Securities may include rated senior classes of asset-backed securities as well as unrated subordinated interests in pools of alternative lending securitizations and publicly or privately offered equity or debt securities, including warrants of Platforms or companies that own or operate Platforms. Because the Fund’s Investments generally do not have readily ascertainable market values, the Fund records these Investments at fair value pursuant to procedures approved by the Board of Trustees (the “Board”) of the Fund.

The Adviser, as part of its portfolio construction process, performs diligence on the Platforms from which the Fund purchases Loans. The Adviser evaluates the process by which each Platform extends Loans and loan-related services to borrowers, as well as the characteristics of the Loans made available through each Platform. The Fund seeks to purchase Loans from Platforms that meet certain criteria (such as maturities and durations, borrower and loan types, borrower credit quality and geographic locations of borrowers). The Adviser monitors, on an ongoing basis, the underwriting quality of each Platform for each loan type. In addition, the Adviser monitors the characteristics of the Loans it purchases on an ongoing basis to determine whether such Loans comply with the Fund’s investment criteria. A backup servicer has been engaged for each Platform in case any such Platform ceases to exist or fails to perform its servicing functions.

The Fund may sell certain of its investments in Loans directly or indirectly into special purpose vehicles that issue asset-backed securities, which are secured by a pool of underlying loans originated by an alternative lending platform (which practice is known as a securitization). The Platform continues to service the underlying loans, which may include collection of payments, pursuit of delinquent borrowers, and general interaction with borrowers. Distribution payments from the asset-backed securities are based on cash collections from the underlying loans. The Fund may hold residual equity classes of the asset-backed securities, which could be adversely affected by the deterioration in the credit performance of the loan pool.

The Fund uses an independent valuation agent for purposes of providing an estimate of the fair valuation of the Investments, which is one factor that the Adviser considers in making a determination with respect to the fair value of the Investments. Among other factors that may be considered are significant events, the performance of similar loans originated by the Platforms, and the results of the Adviser’s due diligence and valuation control procedures. The valuations received from the independent valuation agent rely on portfolio holdings and related data provided by the Fund, or its authorized third parties, and public, financial and industry source information without independent verification. The valuations are based on a discounted cash flow model which takes into account individual loan characteristics such as coupon, tenor, platform credit grade and current delinquency status provided by the applicable platform. The Adviser is ultimately responsible for making fair value determinations subject to the oversight of the Board and pursuant to the Fund’s fair valuation procedures.

The fair values of investments in Loans are based on a discounted cash flow model, which takes into account individual loan characteristics, such as coupon, tenor, platform credit grade and current delinquency status, that are provided by the applicable Platform. The fair values of investments in asset-backed securities are determined by the forecasted performance of the underlying loans in the pool, which takes into account the realized historical loss and prepayment performance of the pool. The priority of the securitization class and the claim on cash flows in the transaction are also taken into account. The fair values of investments in common stock and preferred equities for which market prices are not readily available, such as investments in privately held companies, may be determined using market-based approaches, including precedent transactions, public market comparables, book values or other relevant metrics, or using income-based approaches, including discounted anticipated future cash flows of the company.

The Adviser has established a Valuation Committee (the “Valuation Committee”), which is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups and meets at least monthly to analyze the fair value of the Investments. Members of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and observations regarding the portfolio. In addition, the portfolio management team reviews the valuation agent’s monthly valuation report, including the valuation methodologies, inputs and assumptions used to determine the Investment values, and makes a recommendation to the Valuation Committee regarding the values of the Investments. After consideration of the portfolio management’s team recommendation and valuation agent’s report, the Valuation Committee determines, in good faith, the fair value of the Investments. Because of the inherent uncertainty of valuation, the fair value of the Fund’s Investments may differ significantly from the values that would have been used had a readily available market for the Investments held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments
•
Level 2 – quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not considered active; observable inputs other than observable quoted prices for the asset or liability; or inputs derived principally from or corroborated by observable market data

•
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that reflect the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, developed based on the best information available in the circumstances

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments carried at fair value:

	Valuation Inputs
Investments at Value	Level 1	Level 2	Level 3	Total
Loans
Consumer Loans	$-	$-	$713,338,079	$713,338,079
Small Business Loans	-	-	32,686,969	32,686,969
Securities
Equities	-	-	10,956,869	10,956,869
Asset-Backed Securities	-	-	35,733,154	35,733,154
Total	$-	$-	$792,715,071	$792,715,071

The following is a reconciliation of Level 3 investments for the period from October 1, 2019 to June 30, 2020:
	Consumer Loans	Small Business Loans	Equities	Asset-Backed Securities
Beginning Balance - October 1, 2019	$566,266,180	$36,540,258	$8,288,777	$9,731,164
Acquisitions	683,333,373	22,178,433	-	44,328,500
Sales	(288,490,377)	(92,738)	-	-
Paydowns	(181,087,968)	(19,503,615)	-	(13,524,547)
Realized gains/(losses), net	(21,758,454)	-	-	-
Change in unrealized appreciation/(depreciation)	(44,889,330)	(6,438,758)	2,668,092	(4,831,339)
Amortization of premium	(35,345)	3,389	-	29,376
Ending Balance - June 30, 2020	$713,338,079	$32,686,969	$10,956,869	$35,733,154
Change in unrealized appreciation/ depreciation on investments still held as of June 30, 2020	$(9,129,955)	$(4,895,656)	$2,827,907	$(2,158,117)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of June 30, 2020:

Type of Security	Fair Value at June 30, 2020	Valuation Techniques	Unobservable Inputs	Range	Weighted Average
Loans
Consumer Loans	$713,338,079	Discounted Cash Flow	Loss-Adjusted Discount Rate (annualized); Projected Loss Rate (cumulative)	4.18%-18.47% 2.30%-34.91%	10.06% 17.62%
Small Business Loans	32,686,969	Discounted Cash Flow	Loss-Adjusted Discount Rate (annualized); Projected Loss Rate (cumulative)	3.00%-12.36% 5.66%-55.13%	9.96% 23.11%
Securities
Equities	10,956,869	Factor Change Calibration Approach	Last Round of Financing Revenue Shareholders’ Equity	0.00%-0.00% 106.07%-106.07% (1.10)%-(1.10)%	0.00% 106.07% (1.10)%
Asset-Backed Securities Residuals Notes	26,732,014 9,001,140	Discounted Cash Flow Discounted Cash Flow	Loss-Adjusted Discount Rate (annualized) Projected Loss Rate (cumulative) Loss-Adjusted Discount Rate (annualized) Projected Loss Rate (cumulative)	14.00%-23.39% 13.11%-16.05% 9.10%-9.10% 15.98%-15.98%	20.28% 15.31% 9.10% 15.98%
Total	$792,715,071